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                                                                   EXHIBIT 23(a)

                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements listed below of our report on the consolidated financial statements of Comerica Incorporated and subsidiaries dated January 16, 2003, incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2002:

         Registration Statement No. 33-42485 on Form S-8 dated August 29, 1991

         Registration Statement No. 33-45500 on Form S-8 dated February 11, 1992

         Registration Statement No. 33-49964 on Form S-8 dated July 23, 1992

         Registration Statement No. 33-49966 on Form S-8 dated July 23, 1992

         Registration Statement No. 33-53220 on Form S-8 dated October 13, 1992

         Registration Statement No. 33-53222 on Form S-8 dated October 13, 1992

         Registration Statement No. 33-58823 on Form S-8 dated April 26, 1995

         Registration Statement No. 33-58837 on Form S-8 dated April 26, 1995

         Registration Statement No. 33-58841 on Form S-8 dated April 26, 1995

         Registration Statement No. 33-65457 on Form S-8 dated December 29, 1995

         Registration Statement No. 33-65459 on Form S-8 dated December 29, 1995

         Registration Statement No. 333-00839 on Form S-8 dated February 9, 1996

         Registration Statement No. 333-24569 on Form S-8 dated April 4, 1997

         Registration Statement No. 333-24567 on Form S-8 dated April 4, 1997

         Registration Statement No. 333-24565 on Form S-8 dated April 4, 1997

         Registration Statement No. 333-24555 on Form S-8 dated April 4, 1997

         Registration Statement No. 333-37061 on Form S-8 dated October 2, 1997

         Registration Statement No. 333-48118 on Form S-8 dated October 18, 2000

         Registration Statement No. 333-48120 on Form S-8 dated October 18, 2000

         Registration Statement No. 333-48122 on Form S-8 dated October 18, 2000

         Registration Statement No. 333-48124 on Form S-8 dated October 18, 2000

         Registration Statement No. 333-48126 on Form S-8 dated October 18, 2000

         Registration Statement No. 333-50966 on Form S-8 dated November 30,
         2000

         Registration Statement No. 333-51042 on Form S-8 to Form S-4 dated February 6, 2001


/s/ Ernst & Young LLP
March 26, 2003
Detroit, Michigan